STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT DATED           57003 11/99
NOVEMBER 15, 1999 TO STATEMENTS OF ADDITIONAL INFORMATION
OF:  PUTNAM STRATEGIC INCOME FUND, PUTNAM DIVERSIFIED INCOME
FUND, PUTNAM GLOBAL GOVERNMENTAL INCOME TRUST
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The first paragraph under the heading "Miscellaneous
Investments, Investment Practices and Risks -- Swap
Agreements" in Part II of the Statement of Additional
Information is hereby deleted and the following inserted in its place:

The fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease a fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The value of a fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. A fund's ability to engage in certain swap transactions may be limited by tax considerations.